UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 17, 2004

Midwest Air Group, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)

(414) 570-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On December 20, 2004, Midwest Air Group, Inc. (the “Company”) issued a press release announcing that John W. Weekly, chairman and chief executive officer of Mutual of Omaha Insurance Company, passed away Friday, December 17. Mr. Weekly had served as a member of the Company’s board of directors since 1995. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K (this “Report”) and is incorporated into this Report by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

99	Press Release of Midwest Air Group, Inc., dated December 20, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST AIR GROUP, INC.
Date: December 21, 2004	By: /s/ Dennis J. O'Reilly
Dennis J. O'Reilly, Treasurer

MIDWEST AIR GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99	Press Release of Midwest Air Group, Inc., dated December 20, 2004.